Investor Presentation

July 2025



Mercantile
Bank Corporation

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2024, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.



Executive Management Team



RAYMOND REITSMA

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed President and Chief Executive Officer of Mercantile effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years and President for seven years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER, AND TREASURER

Mr. Christmas has served as Chief Financial Officer at Mercantile since 1998. Prior to joining Mercantile, Mr. Christmas was a bank examiner for the Federal Deposit Insurance Corporation.

Financial Performance

Second Quarter 2025

Second Quarter Performance Highlights

EARNINGS	• Net income of $22.6mm in 2Q25 versus $18.8mm in 2Q24 • EPS of $1.39 in 2Q25 versus $1.17 in 2Q24
NET INTEREST MARGIN AND NET INTEREST INCOME	• Net interest margin of 3.49% in 2Q25 versus 3.63% in 2Q24 • Lower earning asset yield attributed to lower interest rate environment but partially offset by increased yield on investments • Impact of lower rates paid on deposits was partially offset by shifting deposit mix from strategic growth in deposits and increased balances in higher cost accounts • Higher net interest income attributed to balance sheet growth which more than offset a lower margin
DEPOSIT AND FUNDING	• Total deposits grew 2% (annualized) in the 2Q25 and 13% over the LTM • Deposit growth in 2Q25 impacted by seasonal deposit declines and typical business deposit activity • Loan to deposit ratio slightly below 100% at the end of 2Q25 versus 107% at the end of 2Q24
COMMERCIAL LOAN PORTFOLIO	• Commercial loans grew 7% (annualized) in 2Q25 • C&I and Owner Occupied CRE combined represented 55% of the portfolio
ASSET QUALITY	• Nonperforming assets to total assets ratio of 0.16% at the end of 2Q25 • 2Q25 net loan charge-offs to average loans of (0.01)% annualized
CAPITAL	• Total risk-based capital ratio of 14.4% at the end of 2Q25 versus 14.1% at the end of 2Q24 • Tangible book value per share of $35.82 at the end of 2Q25 versus $31.09 at the end of 2Q24

Shareholder Value Peer Comparison

Track record of delivering shareholder value over proxy peer average

- Driven by solid earnings growth
- Of the top 200 exchange traded banks, MBWM ranked among top 25 banks for ROAA during 2024
- Stock valuations lag proxy peer group average despite relatively strong performance


MBWM TBVPS
8.4% 5-Year CAGR
$35
$30
$25
$20
$15
$10
$5
$0
22.12
23.86
25.61
24.47
29.31
33.09
2019
2020
2021
2022
2023
2024


5-Year TBV CAGR vs. Proxy Peer Group
NIC
OSBC
IBCP
SRCE
SYBT
BY
HBNC
CTBI
LKFN
GABC
THFF
PEBO
FMNB
-10%
-5%
0%
5%
10%
Mercantile: 8%
Proxy Peers: 4%


MBWM EPS
10.4% 5-Year CAGR
$6
$5
$4
$3
$2
$1
$0
3.01
2.71
3.69
3.85
5.13
4.93
2019
2020
2021
2022
2023
2024


5-Year EPS CAGR vs. Proxy Peer Group
MBWB
OSBC
SRCE
IBCP
NIC
SYBT
CTBI
FMBH
PEBO
GABC
THFF
LKFN
FMNB
HBNC
-5%
0%
5%
10%
15%
Mercantile: 10%
Proxy Peers: 5%

Loan to Deposit Ratio*

Reduction from 107% to less than 100% over last twelve months

- Driven by robust local deposit growth
- Includes solid loan growth and seasonal declines in deposits in the first half of 2025


110%
105%
100%
95%
$5,000
$4,500
$4,000
$3,500
(In millions)
107.0%
102.2%
97.9%
99.0%
99.7%
2Q24
3Q24
4Q24
1Q25
2Q25
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances

Net Interest Income

Stable net interest income in a dynamic interest rate environment

- Quarter-over-quarter, asset growth, repricing of fixed rate loans and investments, and higher yield on investments more than offset a decrease in interest income due to a lower interest rate environment, which impacted rates on floating rate loans and deposits at the Fed
- Inflection in interest expense due to lower rates and despite strategic deposit growth and change in funding mix related to lowering the loan to deposit ratio. Noninterest-bearing deposits (NIB) historically above peer median
- Wholesale funds as percent of total funds down quarter over quarter, but composition changed favoring shorter term brokered deposits (over longer term FHLB advances) given increased mix of floating rate loans


$47.1
$48.3
$48.4
$48.5
$49.5
5.35%
5.31%
4.69%
4.35%
4.34%
$in millions
2Q24 3Q24 4Q24 1Q25 2Q25
Net Interest Income
SOFR 90-Day Average


$5.2
$5.5
$5.6
$5.7
$5.7
$6 $8 $9 $8 $8
$73 $75 $74 $72 $74
Interest Income
Assets
2Q24 3Q24 4Q24 1Q25 2Q25
Interest on Securities and Deposits
Interest on Loans, including fees
Average Earning Assets


$3.0
$3.1
$3.3
$3.4
$3.5
$7 $8 $7 $7 $7
$25 $28 $27 $25 $26
Expense ($ in millions)
Deposits ($ in billions)
2Q24 3Q24 4Q24 1Q25 2Q25
Other Interest Expense
Interest on Deposits
Avg. Interest-Bearing Deposits


% of Total Deposits
4% 3% 3% 3% 4%
48% 49% 49% 51% 51%
21% 21% 21% 21% 20%
27% 27% 27% 25% 25%
Jun-24 Sep-24 Dec-24 Mar-25 Jun-25
Brokered deposits
Higher-cost deposits
Lower-cost deposits
Non-interest bearing deposits
Proxy Peer median NIB

Net Interest Margin

Stabilizing net interest margin

- Proactive balance sheet management strategies that support margin stabilization include:
  - Matched funding fixed rate commercial loans and deposit mix strategies/management
  - Commercial loan back-to-back interest rate swap program
  - Laddered maturities in investment portfolio and purchases of heavily discounted callable agency bonds
- Linked-quarter improvement attributed to an increase in investment yield
- Quarter-over-quarter margin contraction attributed to shift in deposit mix due to deposit growth strategy, margin normalization, and lower earning asset yield due to FOMC rate decreases
- Impact of quarter over quarter margin compression on net interest income more than offset by organic growth in average earning assets


Net Interest Income
Net Interest Margin, fully tax equivalent
Earning Asset Yield
Cost of Funds
$50mm
$45mm
$40mm
$35mm
$30mm
$25mm
$20mm
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$47.1
$48.3
$48.4
$48.5
$49.5
6.07%
6.08%
5.81%
5.74%
5.77%
3.63%
3.52%
3.41%
3.47%
3.49%
2.44%
2.56%
2.40%
2.27%
2.28%

	2nd Qtr 2024	3rd Qtr 2024	4th Qtr 2024	1st Qtr 2025	2nd Qtr 2025
Earning Asset Yields:					
Loans	6.64%	6.69%	6.41%	6.31%	6.32%
Investments	2.30%	2.43%	2.62%	2.79%	2.97%
Other	5.28%	5.37%	4.66%	4.40%	4.36%
Total Earning Assets	6.07%	6.08%	5.81%	5.74%	5.77%
Cost of Funds:					
Deposits	2.42%	2.52%	2.36%	2.23%	2.24%
Borrowed Funds	3.56%	3.75%	3.73%	3.62%	3.61%
Total Earning Assets	2.44%	2.56%	2.40%	2.27%	2.28%
Net Interest Margin	3.63%	3.52%	3.41%	3.47%	3.49%

Interest Rate Scenarios*

Improved asymmetry in results driven by strategy to reduce loan to deposit ratio

- Excess deposits used to build investment portfolio
- Purchases of highly discounted callable agency bonds provide additional protection in a down rate environment


$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
$ Change in millions
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
% Change in NII

	Down 400 bps	Down 300 bps	Down 200 bps	Down 100 bps	Up 100 bps	Up 200 bps	Up 300 bps
As of June 30, 2025 - Projected $ Δ (millions) in Net Interest Income	(29.52)	(19.08)	(14.95)	(6.64)	6.35	12.81	19.03
As of December 31, 2024 - Projected $ Δ (millions) in Net Interest Income	(33.0)	(21.5)	(14.2)	(6.8)	7.0	13.8	20.3
As of June 30, 2025 - Projected % Δ in Net Interest Income	-13.1%	-8.5%	-6.6%	-2.9%	2.8%	5.7%	8.4%
As of December 31, 2024 - Projected % Δ in Net Interest Income	-14.9%	-9.7%	-6.4%	-3.1%	3.2%	6.2%	9.1%

*Reflects a gradual one-year parallel change in interest rates

Noninterest Income*

Solid 18% increase in fee income

- Quarter-over-quarter, increases in core fee categories, related to commercial and mortgage services, in addition to swap fee income



Service charges on accounts (+16%)
Mortgage banking income (+31%)
Credit and debit card income (+4%)
Payroll services (+14%)
Interest rate swap income (+60%)
Earnings on bank owned life insurance (+28%)
Other income (-26%)
$12mm
$10mm
$8mm
$6mm
$4mm
$2mm
$0mm
2Q24
3Q24
4Q24
1Q25
2Q25

*(%) reflects quarter-over-quarter change

Mortgage Loan Activity

Quarter-over-quarter growth in income and originations

MORTGAGE LOAN ORIGINATIONS



(in thousands)
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
Purchase mortgage loans originated
Refinance mortgage loans originated

MORTGAGE LOAN SALES



Loans originated with intent to sell (in thousands)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sale of Mortgage Loans (in thousands)
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
Total saleable mortgage loans
Income on sale of mortgage loans

Noninterest Expense



$40mm
$30mm
$20mm
$10mm
$0mm
52%
56%
58%
54%
55%
60%
50%
40%
30%
20%
10%
0%
2Q24
3Q24
4Q24
1Q25
2Q25
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio



2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
2.16%
2.22%
2.25%
2.10%
2.21%
2Q24
3Q24
4Q24
1Q25
2Q25
Noninterest expense to average assets (annualized)
Proxy peer median (annualized)

Overall stable cost structure

- Quarter-over-quarter increase in salary and benefit costs commensurate with asset growth and mortgage banking commission-related activity
- Quarter-over-quarter increase in other expense driven by reserve for loan commitments
- Noninterest expense to average assets below historical peer group average

Transferable Energy Tax Credits

Closed two transferable tax credit deals for a tax benefit of $1.5 million in the second quarter of 2025

- 2024 Solar Project: $750,000 tax benefit
- 2024 Battery Project: $750,000 tax benefit
- Investment offsets estimated Federal tax payments


$19.9mm
$18.4mm
$1.5mm
Total Tax Credit
Total Investment
Tax Benefit

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers
- Continuing to build reserve for credit losses



Average Loans
$4.4B
$4.5B
$4.6B
$4.6B
$4.7B
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025

ASSET QUALITY METRICS

($ in thousands)		2nd Qtr 2024	3rd Qtr 2024	4th Qtr 2024	1st Qtr 2025	2nd Qtr 2025
Gross loan charge-offs	$	0	0	3,800	100	0
Recoveries	$	300	100	200	200	100
Net loan charge-offs (recoveries)	$	(300)	(100)	3,600	(100)	(100)
Net loan charge-offs (recoveries) to average loans		(0.02%)	(0.01%)	0.31%	(0.01%)	(0.01%)
Provision for credit losses	$	3,500	1,100	1,500	2,100	1,600
Allowance for credit losses	$	55,400	56,600	54,500	56,700	58,400
Allowance to loans		1.25%	1.24%	1.18%	1.22%	1.24%
Nonperforming loans	$	9,100	9,900	5,700	5,400	9,700
Other real estate/repossessed assets	$	0	0	0	0	0
Nonperforming loans to total loans		0.21%	0.22%	0.12%	0.12%	0.21%
Nonperforming assets to total assets		0.16%	0.17%	0.09%	0.09%	0.16%

Loan Repricing*

The majority of loans have a floating rate, shortening balance sheet duration and aligning with funding sources to mitigate interest rate risk

- 76% of commercial loans have a floating rate
- 81% of fixed rate commercial loans mature within five years
- In aggregate, 91% of total loans are subject to repricing within the next five years
- 83% of total floating rate loans reprice in less than one year


Total Loan Portfolio
Rate Type
Fixed Rate
Loans: 22%
Variable Rate
Loans:
78%


Total Loan Portfolio
Repricing Breakdown
Over 5 Years
9%
1 – 5 Years
22%
0 – 12 Months
69%


$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
0 – 12 Months
1 – 5 Years
Over 5 Years
Commercial Variable Rate Loans
Commercial Fixed Rate Loans
Retail Variable Rate Loans
Retail Fixed Rate Loans

*As of June 30, 2025

Investment Portfolio

- Net unrealized losses (before tax) equaled $45 million as of June 30, 2025 compared to $63 million as of December 31, 2024
- Investment portfolio mix remains relatively unchanged, dominated by U.S Agency bonds
- Continue to build the U.S Agency portfolio as part of the strategy to reduce loan to deposit ratio & mitigate interest rate risk
  - Increased portfolio yield given higher rate environment
  - Laddered maturities but concentration on bond purchases with maturities in 3-5 years

Total Investment Portfolio Composition

As of June 30, 2025


$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
Unrealized Losses
Unrealized Gains
Amortized Cost
Fair Value
U.S. Gov't Agency Bonds
Municipal Bonds
Mortgage-Backed Securities

As of December 31, 2024


$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
U.S. Gov't Agency Bonds
Municipal Bonds
Mortgage-Backed Securities

U.S. Agency Bond Segment Profile

Segment Growth


$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
Book Value ($)
Net Unrealized Loss ($)
Average Yield (%)

Maturity Schedule*


$350mm
$300mm
$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
Amortized Cost
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Average Yield
1.02%
2.35%
3.16%
4.57%
One year or less
Over one through five years
Over five through ten years
Over ten years
Maturity Date Range
Book Value ($)
Average Yield (%)

*As of June 30, 2025

Regulatory Capital Ratios

(Mercantile Bank Data)

Tier 1 Leverage Capital Ratio:	12.0%
Total Risk Based Capital Ratio:	13.9%
Adj. Total Risk Based Capital Ratio:	13.3%*
Excess Total Risk Based Capital:	$218mm
Adj. Excess Total Risk Based Capital:	$183mm*



14%
12%
10%
8%
6%
4%
2%
0%
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio



$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
($50mm)
($100mm)
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Losses):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

*Adjusted Capital and Ratios include the after tax net unrealized gains/losses

Large Depositors

(Includes Sweep Account Balances)

Stable Large Depositors

Depositors with over $5 million as of June 30, 2025

Total – 80 relationships aggregating $1.5 billion

- Business/Individual – 63 relationships aggregating $1.3 billion
- Governmental – 17 relationships aggregating $0.2 billion

Depositors with over $5 million as of June 30, 2020 (5 years ago), consisted of 59 relationships aggregating $926 million

- **41 relationships still maintain deposits over $5 million as of June 30, 2025**





Aggregate Balance of the 41 Depositors
($ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$673
$1,073
June 30, 2020
June 30, 2025

Deposits and Sweep Accounts*


$5.0B
$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
2Q24
3Q24
4Q24
1Q25
2Q25
Money Market (+26%)
Noninterest-Bearing Checking (+5%)
Interest-Bearing Checking (+10%)
Savings (-10%)
Local Time $100,000 & Over (+14%)
Local Time Under $100,000 (+11%)
Sweep Accounts (+9%)
Brokered Deposits (+30%)

*(%) Reflects quarter-over-quarter change

Deposit Balances*

Deposits comprised primarily of business accounts


Personal
34%
Business
66%

($ in thousands)		June 30, 2025		June 30, 2024	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	189,100	991,700	198,600	921,300
Interest Checking	$	183,600	522,200	176,900	465,000
Savings	$	188,700	34,400	205,700	41,000
Money Market	$	455,700	1,136,700	369,700	899,100
Certificates of Deposit	$	532,300	277,200	469,000	247,200
Total Deposits	$	1,549,400	2,962,200	1,419,900	2,573,600

*As of June 30, 2025, excludes brokered deposits

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	698,000
Unpledged Investments	$	369,000
Federal Reserve Discount Window	$	153,000

*As of June 30, 2025

Thoughts on Remainder of 2025

PRIME / SOFR RATES

- No Change

2025 PERFORMANCE METRICS

	3RD QUARTER	4TH QUARTER
Loan Growth	1.00% – 2.00%[1]	3.00% – 5.00%
Net Interest Margin	3.50% – 3.60%	3.55% – 3.65%
Fee Income	$9.0MM – $10.0MM	$9.0MM – $10.0MM
Overhead Costs	$32.5MM – $33.5MM	$32.5MM – $33.5MM
Federal Tax Rate	16%[2]	19%

1. Reflects expected CRE payoffs in the third quarter
2. Reflects expected transferable energy tax credits acquisition

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
COMMERCIAL LOANS			
Commercial and Industrial	$	1,375,400	29%
Real Estate – NonOwner Occupied	$	1,134,000	24%
Real Estate – Owner Occupied	$	725,100	16%
Real Estate – Multi-Family & Residential Rental	$	519,200	11%
Real Estate – Land Development & Residential Construction	$	67,500	1%
Total Commercial Loans	**$**	**3,821,200**	**81%**
RETAIL LOANS			
1 – 4 Family Mortgages	$	799,400	17%
Other Consumer	$	77,500	2%
Total Retail Loans	**$**	**876,900**	**19%**
TOTAL LOANS	**$**	**4,698,100**	**100%**

*As of June 30, 2025

Asset Quality Metrics

Quarter Trends
($ in thousands)

- Continued strong asset quality metrics
- 16 basis points nonperforming assets to total assets as of June 30, 2025

		6/30/24	9/30/24	12/31/24	3/31/25	6/30/25
Net loan charge-offs (recoveries)	$	(300)	(100)	3,600	(100)	(100)
Net loan charge-offs (recoveries) to average loans (annualized)		(0.02%)	(0.01%)	0.31%	(0.01%)	(0.01%)
Allowance to loans		1.25%	1.24%	1.18%	1.22%	1.24%
Nonperforming loans to total loans		0.21%	0.22%	0.12%	0.12%	0.21%
Nonperforming assets to total assets		0.16%	0.17%	0.09%	0.09%	0.16%

Core Commercial Loan Growth

($ in millions)

7%
Commercial loan growth in 2Q25
(annualized)

FIVE QUARTER LOAN GROWTH TRENDS

Core Commercial Loans


$3,900
$3,800
$3,700
$3,600
$3,500
$3,400
$3,300
$3,533
$3,648
$3,707
$3,752
$3,821
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25

FIVE YEAR ANNUAL LOAN GROWTH TRENDS

		12/31/20	12/31/21	12/31/22	12/31/23	12/31/24
Core Commercial Loans	$	2,438	2,923	3,147	3,415	3,707
PPP Loans	$	365	40	1	–	–
Total Commercial Loans	**$**	**2,803**	**2,963**	**3,148**	**3,415**	**3,707**

Lending Commitments

($ in millions)

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

		6/30/24	9/30/24	12/31/24	3/31/25	6/30/25
CONSTRUCTION LOANS						
Commercial	$	320	241	245	210	237
Residential	$	37	34	30	30	35
COMMITMENTS TO MAKE LOANS*	$	255	236	296	234	165
TOTAL	$	612	511	571	474	437

Composition – Commercial Loans*


Commercial Real Estate - Multi-Family & Residential Rental 13%
Commercial Real Estate - Non-Owner Occupied 30%
Commercial & Industrial 36%
Commercial Real Estate - Owner Occupied 19%
Commercial Vacant Land, Land Development & Residential Construction 2%


Wholesale Trade 5%
Retail Trade 6%
Transportation & Warehousing 2%
Manufacturing 18%
Information <1%
Finance & Insurance 3%
Construction 6%
Services 20%
Real Estate, Rental & Leasing 39%
Agriculture, Oil & Gas Extraction & Utilities 0%

CREDIT RISK PROFILE BY INTERNAL CREDIT RISK GRADES ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	683.8	22.0	470.8	450.7	156.1
Grades 5-7	$	671.2	45.5	251.5	677.8	363.1
Grades 8-9	$	20.4	0	2.8	5.5	0
Total Commercial	**$**	1,375.4	67.5	725.1	1,134.0	519.2

*As of June 30, 2025

Rate Type – Commercial Loans

($ in millions)


24%
76%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

RATE TYPE BREAKDOWN

		Balance
Floating Rate Commercial Loans	$	2,917,200
Fixed Rate Commercial Loans	$	904,000
Total Commercial Loans	**$**	**3,821,200**

*As of June 30, 2025

Past Due Loans

Commercial and Retail Past Due Loans*

($ in millions)

		30–59 Days Past Due	60–89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial and Industrial	$	–	1.3	0.4	1.7	1,373.7	1,375.4	–
Vacant Land, Land Development, Residential Construction	$	–	–	–	–	67.5	67.5	–
Real Estate – Owner Occupied	$	–	–	–	–	725.1	725.1	–
Real Estate – Non-Owner Occupied	$	–	–	–	–	1,134.0	1,134.0	–
Real Estate – Multi-Family and Residential Rental	$	–	–	–	–	519.2	519.2	–
Total Commercial	**$**	**–**	**1.3**	**0.4**	**1.7**	**3,819.5**	**3,821.2**	**–**
1–4 Family Mortgages	$	0.7	0.2	–	0.9	798.5	799.4	–
Other Consumer Loans	$	0.1	–	–	0.1	77.4	77.5	–
Total Retail	**$**	**0.8**	**0.2**	**-**	**1.0**	**875.9**	**876.9**	**–**
Total Past Due Loans	**$**	**0.8**	**1.5**	**0.4**	**2.7**	**4,695.4**	**4,698.1**	**–**

*As of June 30, 2025. Excludes current non-accrual loans.

Past Due Loans

6 bps*
as % of
Total Loans


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of June 30, 2025

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
6/30/2024
9/30/2024
12/31/2024
3/31/2025
6/30/2025

Non-Owner Occupied Commercial Real Estate Lending*

- 87% of office NOO CRE is located in Michigan
- 36% of office is medical
- Increase in nonperforming NOO CRE loans related to one commercial loan relationship

Current NOO CRE Composition


Industrial
Office
Retail
Hotel
Assisted Living
Other
Remainder of Total Loans

Historical NonPerforming NOO CRE
(ending balance, $ in thousands)


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
NonPerforming NOO CRE ($ in thousands)

($ in thousands)		Balance	% of NOO CRE	% of Total Loans
Industrial	$	351,700	31%	8%
Office	$	254,600	22%	5%
Retail**	$	247,400	22%	5%
Hotel	$	155,000	14%	3%
Assisted Living	$	81,300	7%	2%
Other	$	44,000	4%	1%
Total	$	1,134,000	100%	24%

*As of June 30, 2025

**Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.

Company Overview

The largest bank founded, headquartered, and serving in Michigan.

- Founded in **1997** in Grand Rapids, MI.
- **$6.2** billion in total assets.
- More than **650 employees** and **over 40 locations.**
- Offers more than **75 products and services** supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

WE INVEST IN OUR COMMUNITIES BY:

- Volunteering more than 24,000 hours supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating over $1,000,000 to local non-profits and fundraisers.
- Employing 40+ interns each year, investing in the next generation.



Historical Trends and Shareholder Value

Solid Earnings and Balance Sheet Growth Trends

Total Assets
10.7% CAGR


$8
$6
$4
$2
$0
Billions
3.6
4.4
5.3
4.9
5.4
6.1
2019 2020 2021 2022 2023 2024

Total Loans
10.0% CAGR


$5
$4
$3
$2
$1
$0
Billions
2.9
3.2
3.5
3.9
4.3
4.6
2019 2020 2021 2022 2023 2024

Total Deposits
11.8% CAGR


$5
$4
$3
$2
$1
$0
Billions
2.7
3.4
4.1
3.7
3.9
4.7
2019 2020 2021 2022 2023 2024

TBVPS
8.4% CAGR


$40
$30
$20
$10
$0
22.12
23.86
25.61
24.47
29.31
33.09
2019 2020 2021 2022 2023 2024

EPS
10.4% CAGR


$6
$5
$4
$3
$2
$1
$0
3.01
2.71
3.69
3.85
5.13
4.93
2019 2020 2021 2022 2023 2024

Cash Dividends
6.0% CAGR


$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1.06
1.12
1.18
1.26
1.34
1.42
2019 2020 2021 2022 2023 2024

Strategic Areas of Focus

CLIENT EXPERIENCE

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

GROWTH

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

PEOPLE AND CULTURE

- Foster culture where all employees feel valued and empowered
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

EFFICIENCY

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

RISK MANAGEMENT

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand enterprise risk management practices, monitoring, and reporting

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing and Receivables	•				
Bill Payment and ACH	•	•	•	•	•
Cash Management	•	•	•	•	•
Credit Card Rewards	•	•	•	•	•
Electric Vehicle Car Loan	•		•		
Health Savings Account	•	•			
In-House Payroll Services and Human Capital Management Solutions	•				
Integrated Payables	•	•	•	•	•
Integrated Receivables	•	•	•	•	•
Merchant Services	•	•	•	•	•
Personal Finance Management (Within Online and Mobile Banking)	•	•	•		•
Remote Deposit Capture	•	•	•	•	•

Mercantile Bank®